Exhibit 99.2

The St. Paul Travelers Companies, Inc.

Financial Supplement - Second Quarter 2004

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

Index

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Net income (loss)	$340	$441	$426	$489	$587	$(275)	$781	$312
Net income (loss) per share (1):
Basic	$0.78	$1.02	$0.98	$1.13	$1.35	$(0.42)	$1.80	$0.56
Diluted	$0.78	$1.01	$0.98	$1.12	$1.34	$(0.42)	$1.79	$0.56

Operating income (loss)	$339	$431	$443	$463	$614	$(310)	$770	$304
Operating income (loss) per share (1):
Basic	$0.78	$0.99	$1.02	$1.07	$1.41	$(0.47)	$1.77	$0.55
Diluted	$0.78	$0.99	$1.01	$1.06	$1.41	$(0.47)	$1.76	$0.54

Total assets, at period end	$65,384	$66,031	$63,535	$64,872	$65,070	$106,608	$66,031	$106,608
Total equity, at period end	$10,561	$11,316	$11,472	$11,987	$12,674	$19,930	$11,316	$19,930

Book value per share, at period end (1)	$24.22	$25.93	$26.35	$27.51	$28.98	$29.52	$25.93	$29.52
Book value per share, excluding FAS 115, at period end (1)	$22.23	$23.11	$23.91	$25.07	$26.18	$29.30	$23.11	$29.30

Weighted average number of common shares outstanding (basic) (1)	434.5	434.4	434.3	433.8	434.6	664.8	434.4	549.7
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	436.7	436.7	436.7	436.2	437.2	664.8	436.7	562.9
Common shares outstanding at period end (1)	436.1	436.4	435.4	435.8	437.3	668.5	436.4	668.5

Common stock dividends declared	$60.5	$60.4	$80.5	$80.4	$80.6	$146.9	$120.9	$227.5

(1)                                  The number of shares for all periods presented has been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004
Net income (loss)
Operating income (loss)	$339	$431	$443	$463	$614	$(310)	$770	$304
Net realized investment gains (losses)	1	10	(17)	26	(27)	35	11	8
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$781	$312

Basic earnings per share (1)
Operating income (loss)	$0.78	$0.99	$1.02	$1.07	$1.41	$(0.47)	$1.77	$0.55
Net realized investment gains (losses)	—	0.03	(0.04)	0.06	(0.06)	0.05	0.03	0.01
Net income (loss)	$0.78	$1.02	$0.98	$1.13	$1.35	$(0.42)	$1.80	$0.56

Diluted earnings per share (1)
Operating income (loss)	$0.78	$0.99	$1.01	$1.06	$1.41	$(0.47)	$1.76	$0.54
Net realized investment gains (losses)	—	0.02	(0.03)	0.06	(0.07)	0.05	0.03	0.02
Net income (loss)	$0.78	$1.01	$0.98	$1.12	$1.34	$(0.42)	$1.79	$0.56

(1)                                  All periods have been restated to reflect the impact of the exchange of Travelers common stock for St. Paul common stock.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Revenues
Premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$6,079	$8,493
Net investment income (1)	456	456	458	499	619	642	912	1,261
Fee income	136	134	134	156	172	171	270	343
Asset management	—	—	—	—	—	121	—	121
Net realized investment gains (losses)	7	16	(23)	39	(42)	55	23	13
Other revenues	25	43	28	31	39	38	68	77
Total revenues	3,603	3,749	3,746	4,042	4,127	6,181	7,352	10,308

Claims and expenses
Claims and claim adjustment expenses	2,288	2,211	2,237	2,383	2,281	4,869	4,499	7,150
Amortization of deferred acquisition costs	462	484	512	525	526	805	946	1,331
General and administrative expenses	394	413	398	437	467	926	807	1,393
Interest expense	52	40	38	36	36	66	92	102
Total claims and expenses	3,196	3,148	3,185	3,381	3,310	6,666	6,344	9,976

Income (loss) before income taxes and minority interest	407	601	561	661	817	(485)	1,008	332
Income taxes	90	155	132	161	227	(217)	245	10
Minority interest, net of tax	(23)	5	3	11	3	7	(18)	10
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$781	$312

Other statistics:
Effective tax rate on net investment income	24.6%	24.3%	24.2%	24.1%	26.6%	23.7%	24.4%	25.1%
Net investment income (after-tax)	$344	$345	$347	$379	$454	$490	$689	$944

Catastrophe losses, net of reinsurance (pre-tax)	$67	$111	$128	$47	$20	$24	$178	$44
Asbestos and environmental losses (pre-tax)	$—	$—	$—	$60	$—	$209	$—	$209

(1)                                  Includes $127.4 million of pre-tax net investment income in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Underwriting gain (loss)	(12)	89	105	98	160	(789)	77	(629)
Net investment income	344	345	347	379	454	490	689	944
Asset management	—	—	—	—	—	34	—	34
Other, including interest expense and minority interest	7	(3)	(9)	(14)	—	(45)	4	(45)
Operating Income (loss)	339	431	443	463	614	(310)	770	304
Net realized investment gains (losses)	1	10	(17)	26	(27)	35	11	8
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$781	$312

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	74.7%	69.5%	69.1%	69.9%	65.8%	93.1%	72.1%	82.4%
Underwriting expense ratio	25.2%	25.3%	25.6%	25.6%	26.1%	29.6%	25.3%	28.2%
Combined ratio	99.9%	94.8%	94.7%	95.5%	91.9%	122.7%	97.4%	110.6%

(1)                                  Before policyholder dividends.

(2)                                  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004
Billing and policy fees	$22	$22	$22	$22	$23	$26	$44	$49
Fee income:
Loss and loss adjustment expenses	$59	$47	$56	$68	$76	$82	$106	$158
Other underwriting expenses	77	87	78	88	96	89	164	185
Total fee income	$136	$134	$134	$156	$172	$171	$270	$343

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Revenues
Premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$6,079	$8,493
Net investment income	456	456	458	499	619	642	912	1,261
Fee income	136	134	134	156	172	171	270	343
Asset management	—	—	—	—	—	121	—	121
Other revenues	25	43	28	31	39	38	68	77
Total revenues	3,596	3,733	3,769	4,003	4,169	6,126	7,329	10,295

Claims and expenses
Claims and claim adjustment expenses	2,288	2,211	2,237	2,383	2,281	4,869	4,499	7,150
Amortization of deferred acquisition costs	462	484	512	525	526	805	946	1,331
General and administrative expenses	394	413	398	437	467	926	807	1,393
Interest expense	52	40	38	36	36	66	92	102
Total claims and expenses	3,196	3,148	3,185	3,381	3,310	6,666	6,344	9,976

Operating income (loss) before income taxes and minority interest	400	585	584	622	859	(540)	985	319
Income taxes	86	149	139	148	242	(237)	235	5
Minority interest, net of tax	(25)	5	2	11	3	7	(20)	10
Operating income (loss)	$339	$431	$443	$463	$614	$(310)	$770	$304

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Selected Statutory Statistics - Property and Casualty Operations

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004
Statutory underwriting
Net written premiums	$3,167	$3,269	$3,376	$3,389	$3,471	$5,261	$6,436	$8,732

Net earned premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,161	$6,079	$8,500
Losses and loss adjustment expenses	2,234	2,163	2,189	2,329	2,209	4,818	4,397	7,027
Underwriting expenses	772	827	863	870	903	1,603	1,599	2,506
Statutory underwriting gain (loss)	(27)	110	97	118	227	(1,260)	83	(1,033)
Policyholder dividends	4	8	4	(3)	6	(10)	12	(4)
Statutory underwriting gain (loss) after policyholder dividends	$(31)	$102	$93	$121	$221	$(1,250)	$71	$(1,029)

Other statutory statistics
Reserves for losses and loss adjustment expenses	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$23,422	$40,008
Increase (decrease) in reserves (1)	$199	$(57)	$305	$302	$255	$15,724	$142	$15,979
Statutory surplus	$7,841	$8,122	$8,197	$8,444	$8,788	$13,955	$8,122	$13,955
Net written premiums/surplus (2)	1.58:1	1.55:1	1.57:1	1.56:1	1.54:1	1.51:1	1.55:1	Not Meaningful

(1)                                  Includes the accounting acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713.

(2)                                  Quarters through 1Q 2004 based on 12 month rolling net written premiums.  2Q 2004 based on annualized current quarter net written premium.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Written premiums
Direct	$3,633	$3,672	$3,881	$3,791	$3,923	$5,905	$7,305	$9,828
Assumed	109	114	135	140	109	293	223	402
Ceded	(575)	(517)	(640)	(542)	(561)	(937)	(1,092)	(1,498)
Net	$3,167	$3,269	$3,376	$3,389	$3,471	$5,261	$6,436	$8,732

Earned premiums
Direct	$3,403	$3,540	$3,605	$3,776	$3,758	$5,909	$6,943	$9,667
Assumed	124	123	116	134	127	337	247	464
Ceded	(548)	(563)	(572)	(593)	(546)	(1,092)	(1,111)	(1,638)
Net	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$6,079	$8,493

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Revenues
Premiums	$1,567	$1,618	$1,626	$1,741	$1,731	$2,358	$3,185	$4,089
Net investment income	318	320	326	360	423	413	638	836
Fee income	133	127	131	154	168	164	260	332
Other revenues	3	17	4	9	14	12	20	26
Total revenues	2,021	2,082	2,087	2,264	2,336	2,947	4,103	5,283

Claims and expenses
Claims and claim adjustment expenses	1,342	1,198	1,171	1,459	1,198	1,661	2,540	2,859
Amortization of deferred acquisition costs	229	237	250	255	254	350	466	604
General and administrative expenses	232	254	237	263	287	436	486	723
Interest expense	1	1	1	1	1	1	2	2
Total claims and expenses	1,804	1,690	1,659	1,978	1,740	2,448	3,494	4,188

Operating income before federal income taxes and minority interest	217	392	428	286	596	499	609	1,095
Income taxes	35	93	97	43	163	134	128	297
Minority interest, net of tax	(25)	5	2	11	3	1	(20)	4
Operating income (loss)	$207	$294	$329	$232	$430	$364	$501	$794

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Underwriting gain (loss)	(64)	42	78	(39)	109	37	(22)	146
Net investment income	243	245	249	277	314	320	488	634
Other, including minority interest	28	7	2	(6)	7	7	35	14
Operating Income	$207	$294	$329	$232	$430	$364	$501	$794

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	81.7%	71.1%	68.4%	80.1%	64.5%	67.8%	76.4%	66.3%
Underwriting expense ratio	24.5%	25.3%	25.2%	24.7%	25.9%	29.5%	24.9%	28.0%
Combined ratio	106.2%	96.4%	93.6%	104.8%	90.4%	97.3%	101.3%	94.3%

(1)                                  Before policyholder dividends.

(2)                                  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004
Billing and policy fees	$2	$2	$2	$2	$2	$4	$4	$6
Fee income:
Loss and loss adjustment expenses	$59	$45	$56	$69	$77	$78	$104	$155
Other underwriting expenses	74	82	75	85	91	86	156	177
Total fee income	$133	$127	$131	$154	$168	$164	$260	$332

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Statutory underwriting
Net written premiums	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$3,328	$3,995

Net earned premiums	$1,567	$1,618	$1,626	$1,741	$1,731	$2,358	$3,185	$4,089
Losses and loss adjustment expenses	1,289	1,152	1,124	1,402	1,126	1,607	2,441	2,733
Underwriting expenses	386	408	421	430	443	693	794	1,136
Statutory underwriting gain (loss)	(108)	58	81	(91)	162	58	(50)	220
Policyholder dividends	2	2	3	(5)	5	(14)	4	(9)
Statutory underwriting gain (loss) after policyholder dividends	$(110)	$56	$78	$(86)	$157	$72	$(54)	$229

Other statistics
Net Investment Income (after-tax)	$243	$245	$249	$277	$314	$320	$488	$634

Catastrophe losses, net of reinsurance (pre-tax)	$30	$42	$35	$(4)	$—	$—	$72	$—
Asbestos and environmental losses (pre-tax)	$—	$—	$—	$60	$—	$202	$—	$202

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Net written premiums by market

Commercial accounts	$798	$751	$796	$906	$848	$1,116	$1,549	$1,964
Select accounts	509	517	506	515	531	709	1,026	1,240
National accounts	206	169	232	224	240	237	375	477
Total Core	1,513	1,437	1,534	1,645	1,619	2,062	2,950	3,681
Commercial other	189	189	174	181	146	168	378	314
Total	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$3,328	$3,995

Net written premiums by product line
Commercial multi-peril	$572	$533	$539	$602	$606	$610	$1,105	$1,216
Workers’ compensation	319	266	329	320	350	361	585	711
Commercial automobile	320	333	333	327	326	432	653	758
Property	278	271	286	331	298	451	549	749
General liability	193	199	210	231	182	353	392	535
Other	20	24	11	15	3	23	44	26
Total	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$3,328	$3,995

National Accounts
Additions to claim volume under administration (1)	$1,097	$702	$682	$809	$1,309	$707	$1,799	$2,016
Written fees	$182	$145	$141	$162	$214	$159	$327	$373

(1)                                  Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Proforma Net Written Premiums - Commercial

($ in millions)

This page displays proforma combined net written premiums, an operating statistic, of Travelers and St. Paul, prior to the merger and for St. Paul Travelers for second quarter 2004.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Net written premiums by market

Commercial accounts	$1,192	$1,092	$1,227	$1,313	$1,262	$1,116	$2,284	$2,378
Select accounts	670	691	730	698	706	709	1,361	1,415
National accounts	238	211	267	261	282	237	449	519
Total Core	2,100	1,994	2,224	2,272	2,250	2,062	4,094	4,312
Commercial other	305	271	233	141	166	168	576	334
Total	2,405	2,265	2,457	2,413	2,416	$2,230	4,670	4,646
Less: Pre-Merger St. Paul	703	639	749	587	651		1,342	651
Total Commercial excluding Pre-Merger St. Paul	$1,702	$1,626	$1,708	$1,826	$1,765		$3,328	$3,995

Net written premiums by product line
Commercial multi-peril	$620	$587	$607	$662	$660	$610	$1,207	$1,270
Workers’ compensation	399	355	451	428	460	361	754	821
Commercial automobile	435	427	465	446	440	432	862	872
Property	468	441	495	520	494	451	909	945
General liability	373	352	370	379	339	353	725	692
Other	110	103	69	(22)	23	23	213	46
Total	$2,405	$2,265	$2,457	$2,413	$2,416	$2,230	$4,670	$4,646

National Accounts
Additions to claim volume under administration (1)	$1,097	$702	$682	$809	$1,309	$707	$1,799	$2,016
Written fees	$186	$147	$143	$166	$218	$159	$333	$377

(1)                                  Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Operating Income - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Revenues
Premiums	$274	$289	$291	$317	$311	$1,428	$563	$1,739
Net investment income	48	45	42	48	51	135	93	186
Fee income	3	7	3	2	4	7	10	11
Other revenues	—	3	3	2	2	3	3	5
Total revenues	325	344	339	369	368	1,573	669	1,941

Claims and expenses
Claims and claim adjustment expenses	145	155	158	156	304	2,375	300	2,679
Amortization of deferred acquisition costs	49	52	54	57	56	227	101	283
General and administrative expenses	55	55	56	56	58	268	110	326
Interest expense	—	—	—	—	—	—	—	—
Total claims and expenses	249	262	268	269	418	2,870	511	3,288

Operating income before federal income taxes and minority interest	76	82	71	100	(50)	(1,297)	158	(1,347)
Income taxes	21	24	20	30	(22)	(459)	45	(481)
Minority interest, net of tax	—	—	—	—	—	—	—	—
Operating income (loss)	$55	$58	$51	$70	$(28)	$(838)	$113	$(866)

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Specialty

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Underwriting gain (loss)	18	21	17	32	(68)	(939)	39	(1,007)
Net investment income	37	34	33	36	38	99	71	137
Other, including minority interest	—	3	1	2	2	2	3	4
Operating Income (loss)	$55	$58	$51	$70	$(28)	$(838)	$113	$(866)

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	52.6%	51.0%	53.9%	48.2%	97.7%	165.7%	51.8%	153.6%
Underwriting expense ratio	37.2%	35.2%	36.5%	35.2%	35.2%	34.5%	36.2%	34.6%
Combined ratio	89.8%	86.2%	90.4%	83.4%	132.9%	200.2%	88.0%	188.2%

(1)                                  Before policyholder dividends.

(2)                                  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004
Billing and policy fees	$—	$—	$—	$—	$—	$—	$—	$—
Fee income:
Loss and loss adjustment expenses	$—	$2	$—	$—	$(1)	$5	$2	$4
Other underwriting expenses	3	5	3	2	5	2	8	7
Total fee income	$3	$7	$3	$2	$4	$7	$10	$11

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Statutory underwriting

Net written premiums	$315	$332	$312	$299	$340	$1,473	$647	$1,813

Net earned premiums	$274	$289	$291	$317	$311	$1,435	$563	$1,746
Losses and loss adjustment expenses	144	153	157	159	304	2,382	297	2,686
Underwriting expenses	106	107	109	109	114	513	213	627
Statutory underwriting gain (loss)	24	29	25	49	(107)	(1,460)	53	(1,567)
Policyholder dividends	2	6	1	2	1	4	8	5
Statutory underwriting gain (loss) after policyholder dividends	$22	$23	$24	$47	$(108)	$(1,464)	45	$(1,572)

Other statistics
Net Investment Income (after-tax)	$37	$34	$33	$36	$38	$99	$71	$137

Catastrophe losses, net of reinsurance (pre-tax)	$—	$—	$—	$—	$—	$—	$—	$—
Asbestos and environmental losses (pre-tax)	$—	$—	$—	$—	$—	$7	$—	$7

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Net written premiums by market
Domestic Specialty	315	332	312	299	340	1132	647	1472
International Specialty	—	—	—	—	—	341	—	341
Total	$315	$332	$312	$299	$340	$1,473	$647	$1,813

Net written premiums by product line
Workers’ compensation	$39	$35	$20	$22	$28	$131	$74	$159
Commercial automobile	33	27	22	23	31	107	60	138
Property	4	4	5	5	4	96	8	100
General liability	—	—	—	—	—	197	—	197
International	—	—	—	—	—	341	—	341
Other	239	266	265	249	277	601	505	878
Total	$315	$332	$312	$299	$340	$1,473	$647	$1,813

The St. Paul Travelers Companies, Inc.

Proforma Net Written Premiums - Specialty

($ in millions)

This page displays proforma combined net written premiums, an operating statistic, of Travelers and St. Paul, prior to the merger and for St. Paul Travelers for second quarter 2004.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	YTD 2Q 2003	YTD 2Q 2004

Net written premiums by market
Domestic Specialty	1119	1247	1222	1199	1187	1132	2366	2319
International Specialty	468	240	289	333	310	341	708	651
Total	1,587	1,487	1,511	1,532	1,497	$1,473	3,074	2,970
Less: Pre-Merger St. Paul	1,272	1,155	1,199	1,233	1,157		2,427	1,157
Total Specialty excluding Pre-Merger St. Paul	$315	$332	$312	$299	$340		$647	$1,813

Net written premiums by product line
Workers’ compensation	$179	$158	$124	$146	$165	$131	$337	$296
Commercial automobile	137	141	116	125	125	107	278	232
Property	78	121	134	111	97	96	199	193
General liability	213	192	174	180	202	225	405	427
International	468	240	289	334	310	341	708	651
Other	512	635	674	636	598	573	1,147	1,171
Total	$1,587	$1,487	$1,511	$1,532	$1,497	$1,473	$3,074	$2,970

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Revenues
Premiums	$1,138	$1,193	$1,232	$1,259	$1,297	$1,368	$2,331	$2,665
Net investment income	89	91	90	91	145	93	180	238
Other revenues	22	23	20	20	23	21	45	44
Total revenues	1,249	1,307	1,342	1,370	1,465	1,482	2,556	2,947

Claims and expenses
Claims and claim adjustment expenses	801	858	908	768	779	833	1,659	1,612
Amortization of deferred acquisition costs	184	195	208	213	216	228	379	444
General and administrative expenses	102	100	102	116	119	132	202	251
Total claims and expenses	1,087	1,153	1,218	1,097	1,114	1,193	2,240	2,307

Operating income before federal income taxes	162	154	124	273	351	289	316	640
Income taxes	50	47	36	88	114	92	97	206
Operating income	$112	$107	$88	$185	$237	$197	$219	$434

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Underwriting gain	34	26	10	105	119	113	60	232
Net investment income	64	66	65	66	102	70	130	172
Other	14	15	13	14	16	14	29	30
Operating income	$112	$107	$88	$185	$237	$197	$219	$434

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	70.4%	71.9%	73.7%	61.0%	60.1%	60.9%	71.2%	60.5%
Underwriting expense ratio	23.3%	23.1%	23.6%	24.6%	24.2%	24.7%	23.2%	24.5%
Combined ratio	93.7%	95.0%	97.3%	85.6%	84.3%	85.6%	94.4%	85.0%

(1)                                  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004
Billing and policy fees	$20	$20	$20	$20	$21	$22	$40	$43

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Statutory underwriting

Net written premiums by product line
Automobile	$737	$778	$796	$743	$847	$892	$1,515	$1,739
Homeowners and other	413	533	560	521	519	666	946	1,185
Total	$1,150	$1,311	$1,356	$1,264	$1,366	$1,558	$2,461	$2,924

Net written premiums by distribution channel
Independent agents	$945	$1,075	$1,110	$1,029	$1,134	$1,286	$2,020	$2,420
Other channels	205	236	246	235	232	272	441	504
Total	$1,150	$1,311	$1,356	$1,264	$1,366	$1,558	$2,461	$2,924

Net earned premiums	$1,138	$1,193	$1,232	$1,259	$1,297	$1,368	$2,331	$2,665
Losses and loss adjustment expenses	801	858	908	768	779	829	1,659	1,608
Underwriting expenses	280	312	333	331	346	397	592	743
Statutory underwriting gain (loss)	$57	$23	$(9)	$160	$172	$142	$80	$314

Other statistics
Effective tax rate on net investment income	27.5%	27.4%	27.1%	27.0%	29.6%	24.2%	27.5%	27.4%
Net investment income (after-tax)	$64	$66	$65	$66	$102	$70	$130	$172

Catastrophe losses, net of reinsurance (pre-tax)	$37	$69	$92	$50	$20	$24	$106	$44

Policies in force (in thousands)
Automobile	1,995	2,016	2,045	2,069	2,157	2,234	2,016	2,234
Homeowners and other	3,201	3,247	3,319	3,380	3,493	3,650	3,247	3,650

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Statutory underwriting

Net written premiums by distribution channel
Independent agents	$630	$667	$687	$634	$733	$772	$1,297	$1,505
Other channels	107	111	109	109	114	120	218	234
Total	$737	$778	$796	$743	$847	$892	$1,515	$1,739

Net earned premiums	$706	$737	$753	$759	$782	$825	$1,443	$1,607
Losses and loss adjustment expenses	526	551	569	564	577	596	1,077	1,173
Underwriting expenses	169	173	185	179	199	205	342	404
Statutory underwriting gain (loss)	$11	$13	$(1)	$16	$6	$24	$24	$30

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	74.4%	74.8%	75.5%	74.3%	73.7%	72.7%	74.6%	73.2%
Underwriting expense ratio	22.2%	21.4%	22.3%	22.2%	22.7%	22.4%	21.8%	22.5%
Combined ratio	96.6%	96.2%	97.8%	96.5%	96.4%	95.1%	96.4%	95.7%

Catastrophe losses, net of reinsurance (pre-tax)	$—	$7	$3	$—	$—	$—	$7	$—

Policies in force (in thousands)	1,995	2,016	2,045	2,069	2,157	2,234	2,016	2,234
Change from prior year quarter	1.8%	2.0%	3.0%	4.1%	8.1%	10.8%
Change from prior quarter	0.4%	1.1%	1.4%	1.2%	4.3%	3.6%

(1)                                  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004
Billing and policy fees	$13	$13	$13	$13	$14	$14	$26	$28

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Statutory underwriting

Net written premiums by distribution channel
Independent agents	$315	$408	$423	$395	$401	$514	$723	$915
Other channels	98	125	137	126	118	152	223	270
Total	$413	$533	$560	$521	$519	$666	$946	$1,185

Net earned premiums	$432	$456	$479	$500	$515	$543	$888	$1,058
Losses and loss adjustment expenses	275	307	339	204	202	233	582	435
Underwriting expenses	111	139	148	152	147	192	250	339
Statutory underwriting gain (loss)	$46	$10	$(8)	$144	$166	$118	$56	$284

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	63.8%	67.2%	70.7%	40.8%	39.2%	42.9%	65.5%	41.1%
Underwriting expense ratio	25.3%	25.8%	25.6%	28.3%	26.6%	28.2%	25.6%	27.4%
Combined ratio	89.1%	93.0%	96.3%	69.1%	65.8%	71.1%	91.1%	68.5%

Catastrophe losses, net of reinsurance (pre-tax)	$37	$62	$89	$50	$20	$24	$99	$44

Policies in force (in thousands)	3,201	3,247	3,319	3,380	3,493	3,650	3,247	3,650
Change from prior year quarter	1.1%	2.6%	4.7%	6.3%	9.1%	12.4%
Change from prior quarter	0.6%	1.4%	2.2%	1.8%	3.3%	4.5%

(1)                                  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004
Billing and policy fees	$7	$7	$7	$7	$7	$8	$14	$15

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Asset Management

($ in millions)

2Q
2004

Revenues
Investment advisory fees from assets under management	$115
Underwriting and distribution of investment products	2
Interest	—
Other	4
Total revenues	121

Expenses
Employee compensation and benefits	39
Other	26
Total expenses	65

Income before minority interest and income taxes	56
Income taxes	22

Income before minority interest	34
Minority interest, net of tax	7
Net income	$27

Other Information
Assets under management	$101,857
Net investment flows	$3,108

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Operating Income (Loss) - Interest Expense and Other

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Revenues
Net investment income	$1	$—	$—	$—	$—	$1	$1	$1
Other revenues	—	—	1	—	—	2	—	2
Total revenues	1	—	1	—	—	3	1	3

Claims and expenses
Interest expense	51	39	37	35	35	62	90	97
General and administrative expenses	5	4	3	2	3	28	9	31
Total claims and expenses	56	43	40	37	38	90	99	128

Operating loss before federal income tax benefit	(55)	(43)	(39)	(37)	(38)	(87)	(98)	(125)
Income taxes	(20)	(15)	(14)	(13)	(13)	(26)	(35)	(39)
Minority Interest, net of tax	—	—	—	—	—	(1)	—	(1)
Operating loss	$(35)	$(28)	$(25)	$(24)	$(25)	$(60)	$(63)	$(85)

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet

(in millions, except shares and per share data)

	June 30,	December 31,
	2004 (1)	2003

Assets
Fixed maturities, available for sale at fair value (including $1,886 and $696 subject to securities lending and repurchase agreements) (amortized cost $49,870 and $31,478)	$50,024	$33,046
Equity securities, at fair value (cost $812 and $672)	852	733
Real estate	1,079	2
Mortgage loans	237	211
Short-term securities	4,370	2,138
Other investments	3,658	2,523
Total investments	60,220	38,653

Cash	207	352
Investment income accrued	629	362
Premium balances receivable	6,606	4,090
Reinsurance recoverables	18,043	11,174
Ceded unearned premiums	1,423	939
Deferred acquisition costs	1,618	965
Deferred federal income taxes	2,248	678
Contractholder receivables	5,103	3,121
Goodwill	5,311	2,412
Intangible assets	1,753	422
Other assets	3,447	1,704
Total assets	$106,608	$64,872

Liabilities
Claims and claim adjustment expenses	$56,290	$34,573
Unearned premiums	11,501	7,111
Contractholder payables	5,103	3,121
Debt	6,358	2,675
Payables for reinsurance premiums	918	403
Payables for securities lending and repurchase agreements	—	711
Other liabilities	6,508	4,291
Total liabilities	86,678	52,885

Shareholders’ equity
Preferred stock:
Stock Ownership Plan - convertible preferred stock (Shares issued and outstanding 0.7)	214	—
Guaranteed obligation - Stock Ownership Plan	(15)	—
Common stock (Shares authorized 1,750; Shares issued 438; Shares outstanding 669 and 436) (2)	17,329	10
Additional paid-in capital	—	8,705
Retained earnings	2,393	2,290
Accumulated other changes in equity from nonowner sources	127	1,086
Treasury stock, at cost (Shares 0.1 and 2.0)	(6)	(74)
Unearned compensation	(112)	(30)
Total shareholders’ equity	19,930	11,987
Total liabilities and shareholders’ equity	$106,608	$64,872

(1)                                  Preliminary.

(2)                                  The number of shares for all periods presented has been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  In addition, common stock and additional paid-in capital have been restated to give effect to the difference in par value of the exchanged shares.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2004	Yield (1)	2003	Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$28,433	4.89%	$17,655	5.54%
Tax-exempt fixed maturities	21,591	4.16%	15,391	4.47%
Total fixed maturities	50,024	4.57%	33,046	5.04%

Non-redeemable preferred stocks	669	6.65%	644	6.89%
Common stocks	183	N/A	89	N/A
Total equity securities	852	N/A	733	N/A

Mortgage loans	237	16.09%	211	10.19%

Real estate	1,079	N/A	2	N/A

Short-term securities	4,370	1.12%	2,138	1.08%

Private equities	1,851	N/A	1,226	N/A
Arbitrage funds	953	N/A	983	N/A
Real Estate Joint Ventures & Other	812	N/A	257	N/A
Trading securities	42	N/A	57	N/A
Total other investments	3,658	N/A	2,523	N/A

Total investments	$60,220	4.39%	$38,653	4.86%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$141		$1,060

(1)                                  The reduction in pre-tax book yield reflects the purchase accounting adjustment on the St Paul investment portfolio.

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value, in millions)

	June 30,	December 31,
	2004	2003
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$9,537	$7,738
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	2,787	1,384
Corporates (including redeemable preferreds)	14,072	8,241
Obligations of states and political subdivisions	21,819	15,427
Debt securities issued by foreign governments	1,809	256
Subtotal - Available-for-sale securities	50,024	33,046
Trading securities	22	33
Total fixed maturities	$50,046	$33,079

Fixed Maturities Quality Characteristics (1)

	June 30, 2004
	Amount	% of Total
Quality Ratings
Aaa	$29,602	59.2%
Aa	9,344	18.7
A	4,863	9.7
Baa	4,227	8.4
Total investment grade	48,036	96.0
Ba	935	1.9
B	736	1.5
Caa and lower	317	0.6
Total below investment grade	1,988	4.0
Total fixed maturities, excluding trading securities	$50,024	100.0%
Trading securities	$22
Average weighted quality	AA2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)                                  Rated using external rating agencies, or by St. Paul Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Net Investment Income

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Gross investment income
Fixed maturities	$391	$371	$372	$393	$412	$555	$762	$967
Short-term securities	37	38	23	9	9	12	75	21
Mortgage loans	6	6	9	5	4	14	12	18
Other (1)	35	58	67	103	249	67	93	316
	469	473	471	510	674	648	942	1,322
Investment expenses (1)	13	17	13	11	55	6	30	61
Net investment income, pre-tax	456	456	458	499	619	642	912	1,261
Income taxes	112	111	111	120	165	152	223	317
Net investment income, after-tax	$344	$345	$347	$379	$454	$490	$689	$944

Effective tax rate	24.6%	24.3%	24.2%	24.1%	26.6%	23.7%	24.5%	25.1%

Average invested assets (2)	$34,373	$35,182	$35,454	$36,216	$37,097	$59,510	$34,778	$48,304

Average yield pre-tax	5.3%	5.2%	5.2%	5.6%	6.7%	4.3%	5.2%	5.2%
Average yield after-tax	4.0%	3.9%	3.9%	4.2%	4.9%	3.3%	4.0%	3.9%

(1)                                  Includes $167 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)                                  Reduced by payables for securities lending and repurchase agreements and excludes net unrealized investment gains and losses, receivables for investment sales, and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Net realized investment gains (losses)
Fixed maturities	$27	$55	$(40)	$27	$12	$38	$82	$50
Equity securities	3	(1)	4	—	1	1	2	2
Other	(23)	(38)	12	11	(55)	16	(61)	(39)
Realized investment gains (losses) before tax and minority interest	7	16	(24)	38	(42)	55	23	13
Related taxes	2	6	(8)	13	(15)	20	8	5
Minority interest, net of tax	3	—	1	—	—	—	3	—
Net realized investment gains (losses)	$2	$10	$(17)	$25	$(27)	$35	$12	$8

Gross investment gains (1)	$94	$251	$251	$235	$135	$371	$345	$506
Gross investment losses before impairments (1)	(29)	(216)	(268)	(191)	(166)	(293)	(245)	(459)
Impairments	(58)	(19)	(7)	(6)	(11)	(23)	(77)	(34)
Realized investment gains (losses) before tax and minority interest	7	16	(24)	38	(42)	55	23	13
Related taxes	2	6	(8)	13	(15)	20	8	5
Minority interest, net of tax	3	—	1	—	—	—	3	—
Net realized investment gains (losses)	$2	$10	$(17)	$25	$(27)	$35	$12	$8

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2003	2003	2003	2003	2004	2004

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,310	$1,819	$1,562	$1,567	$1,805	$154
Equity securities & Other	13	56	50	60	75	71
Unrealized investment gains before tax and minority interest	1,323	1,875	1,612	1,627	1,880	225
Related taxes	459	653	564	569	658	84
Minority interest, net of tax	(5)	(2)	(3)	(2)	(1)	—

Balance, end of period	$869	$1,224	$1,051	$1,060	$1,223	$141

(1)                                  Includes gross investment gains and gross investment losses of $1 million and $7 million, $123 million and $167 million, $207 million and $194 million, $175 million and $164 million, $105 million and $160 million, and $161 and $104 in 1Q 2003, 2Q 2003, 3Q 2003, 4Q 2003, 1Q 2004 and 2Q 2004, respectively, related to U.S. Treasury futures which are settled daily.  The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	June 30,	December 31,
	2004	2003
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$12,401	$6,946
Allowance for uncollectible reinsurance	(739)	(387)
Net reinsurance recoverables	11,662	6,559
Mandatory pools and associations	2,432	2,204
Structured settlements	3,949	2,411
Total reinsurance recoverables	$18,043	$11,174

The gross reinsurance recoverable on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unassertedclaims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousanddifferent reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, andother relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensationand automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools inmost states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomesinsolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significantproportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

During the first quarter of 2004, the Company entered into an agreement to settle all current and future reinsurance claims against certain underwriters at Lloyds of London reinsured by Equitas.  Underterms of this settlement, the Company received $245 million, resolving approximately $255 million of Travelers’ net claim balances from Equitas.  If federal asbestos reform legislation is enacted by the108th U.S. Congress, Equitas may elect to recoup $150 million from Travelers and, if Equitas makes that election, the reinsurance agreements for asbestos coverage will be reinstated.  As a result,these funds are being held in trust, and the related reinsurance recoverables and reserves will remain on the balance sheet until the contingency is resolved.  There are no contingencies related to theremaining $95 million, which has been reflected as a reduction to the reinsurance recoverable.

During the second quarter of 2004, the Company entered into an agreement with a reinsurer to settle all current and future reinsurance claims related to various treaty reinsurance programs.  This commutation agreement settles $1.069 billion in net claim balances from this reinsurer and has been reflected as a reduction to the reinsurance recoverable.  In addition to the commutation, the Company entered into a new reinsurance agreement covering the 2000 accident year for the former St. Paul companies on an aggregate basis.

The St. Paul Travelers Companies, Inc.

Statutory Reserves for Losses and Loss Adjustment Expense

($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Commercial
Beginning of period	$18,359	$18,535	$18,376	$18,497	$18,791	$18,847	$18,359	$18,791
Incurred*	1,289	1,152	1,124	1,402	1,126	1,607	2,441	2,733
Paid	(1,113)	(1,311)	(1,003)	(1,108)	(1,070)	(1,448)	(2,424)	(2,518)
Acquired reserves, foreign exchange and other	—	—	—	—	—	8,436	—	8,436
End of period	$18,535	$18,376	$18,497	$18,791	$18,847	$27,442	$18,376	$27,442

Specialty
Beginning of period	$1,963	$1,916	$1,940	$1,971	$2,020	$2,204	$1,963	$2,020
Incurred*	144	153	157	159	304	2,382	297	2,686
Paid	(191)	(129)	(126)	(110)	(120)	(607)	(320)	(727)
Acquired reserves, foreign exchange and other	—	—	—	—	—	5,252	—	5,252
End of period	$1,916	$1,940	$1,971	$2,020	$2,204	$9,231	$1,940	$9,231

Personal
Beginning of period	$2,959	$3,028	$3,106	$3,259	$3,218	$3,233	$2,959	$3,218
Incurred*	801	858	908	768	779	829	1,659	1,608
Paid	(732)	(780)	(755)	(809)	(764)	(752)	(1,512)	(1,516)
Acquired reserves, foreign exchange and other	—	—	—	—	—	25	—	25
End of period	$3,028	$3,106	$3,259	$3,218	$3,233	$3,335	$3,106	$3,335

Total
Beginning of period	$23,281	$23,479	$23,422	$23,727	$24,029	$24,284	$23,281	$24,029
Incurred*	2,234	2,163	2,189	2,329	2,209	4,818	4,397	7,027
Paid	(2,036)	(2,220)	(1,884)	(2,027)	(1,954)	(2,807)	(4,256)	(4,761)
Acquired reserves, foreign exchange and other	—	—	—	—	—	13,713	—	13,713
End of period	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$23,422	$40,008

* Includes prior year reserve development (benefit)/charge and accretion of discount:

Commercial
Prior year reserve development:
Asbestos	$—	$—	$—	$—	$—	$5	$—	$5
Environmental	—	—	—	60	—	197	—	197
All other	198	51	24	343	(6)	(69)	249	(75)
Accretion of discount	20	15	17	18	16	17	35	33
Total Commercial	$218	$66	$41	$421	$10	$150	$284	$160

Specialty
Prior year reserve development:
Asbestos	$—	$—	$—	$—	$—	$—	$—	$—
Environmental	—	—	—	—	—	7	—	7
All other	—	—	—	12	150	1,357	—	1,507
Accretion of discount	1	—	1	—	—	1	1	1
Total Specialty	$1	$—	$1	$12	$150	$1,365	$1	$1,515

Personal
Prior year reserve development:	$(35)	$(37)	$(38)	$(102)	$(101)	$(100)	$(72)	$(201)
Total	$184	$29	$4	$331	$59	$1,415	$213	$1,474

Note: All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2003	2003	2003	2003	2004	2004	2003	2004

Asbestos reserves
Beginning reserves:
Direct	$4,287	$4,083	$3,958	$3,885	$3,782	$3,688	$4,287	$3,782
Ceded	(883)	(861)	(847)	(819)	(805)	(799)	(883)	(805)
Net	3,404	3,222	3,111	3,066	2,977	2,889	3,404	2,977
Acquired reserves:
Direct	—	—	—	—	—	502	—	502
Ceded	—	—	—	—	—	(191)	—	(191)
Incurred losses and loss expenses:
Direct	—	—	—	—	—	7	—	7
Ceded	—	—	—	—	—	(2)	—	(2)
Accretion of discount:
Direct	8	5	6	6	5	5	13	10
Ceded	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Losses paid:
Direct	212	130	79	109	99	150	342	249
Ceded	(22)	(14)	(28)	(14)	(6)	7	(36)	1
Ending reserves:
Direct	4,083	3,958	3,885	3,782	3,688	4,052	3,958	4,052
Ceded	(861)	(847)	(819)	(805)	(799)	(999)	(847)	(999)
Net	$3,222	$3,111	$3,066	$2,977	$2,889	$3,053	$3,111	$3,053

Environmental reserves
Beginning reserves:
Direct	$448	$438	$338	$299	$331	$287	$448	$331
Ceded	(62)	(54)	(31)	(34)	(41)	(39)	(62)	(41)
Net	386	384	307	265	290	248	386	290
Acquired reserves:
Direct	—	—	—	—	—	271	—	271
Ceded	—	—	—	—	—	(58)	—	(58)
Incurred losses and loss expenses:
Direct	—	—	—	60	—	242	—	242
Ceded	—	—	—	—	—	(38)	—	(38)
Losses paid:
Direct	10	100	39	28	44	36	110	80
Ceded	(8)	(23)	3	7	(2)	(27)	(31)	(29)
Ending reserves:
Direct	438	338	299	331	287	764	338	764
Ceded	(54)	(31)	(34)	(41)	(39)	(108)	(31)	(108)
Net	$384	$307	$265	$290	$248	$656	$307	$656

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	June 30,	December 31,
	2004	2003
Debt

Commercial paper	$197	$—

Nuveen investments’ third party debt	304	—

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	893	893
Zero coupon convertible notes	114	—
6.00% Convertible notes payable due 2032	—	50
	1,007	943
Debt issuance costs	23	24
	984	919

Long-term debt
Medium-term notes with various due dates from 2004 to 2010	397	—
7.875% Notes due April 2005	238	—
7.125% Notes due 6/1/2005	79	—
6.75% Notes due 11/15/2006	150	150
5.75% Notes due March 2007	500	—
5.25% Notes due 2007	442	—
3.75% Notes due 3/15/2008	400	400
8.125% Notes due April 2010	250	—
7.81% Notes with various due dates from 9/16/2004 - 9/16/2011	24	24
5.00% Notes due 3/15/2013	500	500
7.75% Notes due 4/15/2026	200	200
7.625% Subordinated debentures due 2027	125	—
8.47% Subordinated debentures due 2027	81	—
6.375% Notes due 3/15/2033	500	500
8.50% Subordinated debentures due 2045	56	—
8.312% Subordinated debentures due 2046	73	—
7.60% Subordinated debentures due 2050	593	—
Total long-term debt	4,608	1,774
Unamortized fair value premium	282	—
Debt issuance costs	(17)	(18)
	4,873	1,756
Total debt	$6,358	$2,675

Minority interest	$111	$105

Preferred equity	$199	$—

Common equity (1)	$19,590	$10,926

Total Capital - Including equity, debt, and minority interest	$26,258	$13,706

Total debt to capital (1)	24.2%	19.5%

(1)  Excludes SFAS 115.

The St. Paul Travelers Companies, Inc.

Glossary of Financial Measures

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer.  Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  These measures are components of net income but, in some cases, are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income, and in some cases, require inclusion or exclusion of certain items not ordinarily included or excluded in a GAAP financial measure.  In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations.

Operating income and operating income per share:  Net income excluding the after-tax impact of net realized investment gains (losses).

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and established financial targets on a consolidated basis.

Underwriting gain or loss:  The profit or loss experienced by a property casualty insurance company after deducting claims and claim adjustment expenses and insurance related expenses from net earned premiums and fee income.  This profit or loss calculation includes reinsurance assumed and ceded but excludes net investment income.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

GAAP combined ratio is the sum of the claims and claim adjustment expense ratio, the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial – Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial - Other includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic specialty includes FPS, Bond, Construction, Other Domestic Specialties (including Technology, Ocean Marine, Oil and Gas, Public Sector, Excess and Umbrella, and others) and International Specialties based in the U.K., Ireland and Canada, as well as Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Asset Management comprisesNuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments.  The Company holds a 79% interest in Nuveen Investments.

* * * * *

Prior quarter segments have been restated from the historical presentation of Travelers to conform to the new St. Paul Travelers segment arrangement where practicable.  As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger.  Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets across the new segments.  It is not practicable to apply the new methodology to historical businesses and as such, actual NII is included in revenues and operating income of the restated segments of quarters of periods prior to the merger.  It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger.  The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.